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                                                                    EXHIBIT 99.4

                                    PUBLIC NOTICE

                                    FEDERAL COMMUNICATIONS COMMISSION
                                    445 12TH STREET S.W.
                                    WASHINGTON D.C. 20554

                                    -------------------------------------------------------------------------

                                    News media information 202-418-0550
                                    Fax-On-Demand 202-418-2830; Internet: http://www.fcc.gov (or ftp.fcc.gov)
                                    TTY (202) 418-2555
                                                                                                     DA NO. 00-664

THURSDAY MARCH 23, 2000                                                                        TEL-00205 REPORT NO.

                      INTERNATIONAL AUTHORIZATIONS GRANTED

 SECTION 214 APPLICATIONS (47 C.F.R. SS. 63.18); CABLE LANDING LICENSE APPLICATIONS (47 C.F.R. SS. 1.767); REQUESTS TO
AUTHORIZE SWITCHED SERVICES OVER PRIVATE LINES (47 C.F.R. SS. 63.16); SECTION 310(B)(4) REQUESTS

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The  following  applications  have been  granted  pursuant  to the  Commission's streamlined processing procedures set forth in Section 63.12 of the Commission's rules, 47 C.F.R. ss. 63.12, other provisions of the Commission's rules, or procedures set forth in an earlieR public notice listing applications accepted for filing.

Unless otherwise noted, these grants authorize the applicants (1) to become a facilities-based international common carrier subject to 47 C.F.R. ss. 63.22;
and/or (2) to become a resale-based  international  common carrier subject to 47
C.F.R. ss. 63.23; or (3) to excEED the 25 percent foreign ownership benchmark applicable to common carrier radio licensees under 47 U.S.C. ss. 310(b)(4).
Grants under Section 63.16 and certain grants under Section 63.18 also authorize carriers generally to use their authorized private lines to provide switched services (ISR) between the United States and particular international points pursuant to 47 C.F.R. ss. 63.16. See also 47 C.F.R. ss.ss. 63.22(e), 63.23(d).

This  public  notice  serves as each  newly  authorized  carrier's  Section  214 certificate.  It contains general and specific  conditions,  which are set forth
below.  Newly  authorized   carriers  should  carefully  review  the  terms  and
conditions of their  authorizations.  These are set forth in detail below and in
Sections 63.21,  63.22,  and 63.23 of the Commission's  rules, 47 C.F.R.  ss.ss.
63.21-.23.  Failure  to  comply  with  general  or  specific  conditions  of  an authorization,  or with other  relevant  Commission  rules and  policies,  could result in fines and forfeitures.

The  Commission  most recently  amended its rules  applicable  to  international
telecommunications   common  carriers  in  IB  Docket  No.  98-118,   Review  of
International Common Carrier Regulations, FCC 99-51, released March 23, 1999, 64
Fed. Reg. 19,057 (Apr. 19, 1999) and in IB Docket Nos. 98-148,  95-22, CC Docket
No.  90-337  (Phase  II),  1998  Biennial  Regulatory  Review  -  Reform  of the
International Settlements Policy and Associated Filing Requirements,  FCC 99-73,
released May 6, 1999, 64 Fed. Reg. 34, 734 (June 29, 1999).  An updated  version of Sections 63.09-.24 of the rules, and other related sections,  is available at
http://www.fcc.gov/ib/td/pf/telecomrules.html.

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
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ITC-214-19991210-00773                               VOICESTREAM WIRELESS CORPORATION

International Telecommunications Certificate

SERVICE(S):       Global or Limited Global Resale Service

Grant of Authority                                                            Date of Action:    03/20/2000

Application for authority to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.

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ITC-214-20000119-00035                               TERION INCORPORATED

International Telecommunications Certificate

SERVICE(S):       Global or Limited Global Resale Service

Grant of Authority                                                            Date of Action:  03/17/2000

Application for authority to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.

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



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
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ITC-214-20000125-00039                               FONE.NET, LLC

International Telecommunications Certificate

SERVICE(S):       Global or Limited Global Facilities-Based AND Resale Service

Grant of Authority                                                              Date of Action:   03/22/2000

Application for authority to operate as a facilities-based carrier in accordance with the provisions of Section  63.18(e)(1) of the rules and also to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.

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ITC-214-20000127-00066                               NORTHVOICE COMMUNICATIONS (USA) INC.

International Telecommunications Certificate

SERVICE(S):       Global or Limited Global Facilities-Based AND Resale Service

Grant of Authority                                                              Date of Action:   03/17/2000

Application for authority to operate as a facilities-based carrier in accordance with the  provisions of Section 63.18(e)(1)  of the rules and also to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.

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ITC-214-20000128-00026                               LUMINUS COMMUNICATIONS, LLC

International Telecommunications Certificate

SERVICE(S):       Global or Limited Global Facilities-Based Service, Global or Limited Global Resale Service

Grant of Authority                                                              Date of Action:   03/17/2000

Application for authority to operate as a facilities-based carrier in accordance with the  provisions  of Section 63.18(e)(1) of the rules and also to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.

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ITC-214-20000128-00065                               9278 COMMUNICATIONS, INC.

International Telecommunications Certificate

SERVICE(S):       Global or Limited Global Facilities-Based Service, Global or Limited Global Resale Service

Grant of Authority                                                              Date of Action:   03/22/2000

Application for authority to operate as a facilities-based carrier in accordance with the provisions of Section 63.18(e)(1)  of  the rules and also to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.

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ITC-214-20000128-00102                               VITCOM CORPORATION (d/b/a VITCOM )

International Telecommunications Certificate

SERVICE(S):       Global or Limited Global Facilities-Based Service, Global or Limited Global Resale Service

Grant of Authority                                                              Date of Action:   03/22/2000

Application for authority to operate as a facilities-based carrier in accordance with the  provisions  of Section 63.18(e)(1) of the rules and also to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.

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ITC-214-20000201-00089                               STRATEGIC INTERNATIONAL TELECOM, LTD.

International Telecommunications Certificate

SERVICE(S):       Global or Limited Global Resale Service

Grant of Authority                                                              Date of Action:   03/17/2000

Application  for authority to provide  service in accordance with the provisions of Section 63.18(e)(2) of the rules.

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


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ITC-214-20000202-00063                               AMERICAN INTERNET COMMUNICATIONS, L.L.C.

International Telecommunications Certificate

SERVICE(S):       Global or Limited Global Facilities-Based Service, Global or Limited Global Resale Service

Grant of Authority                                                              Date of Action:   03/17/2000

Application for authority to operate as a facilities-based carrier in accordance with the  provisions  of Section 63.18(e)(1) of the rules and also to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.

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ITC-214-20000207-00064                               LIG TEL COMMUNICATIONS, INC.

International Telecommunications Certificate

SERVICE(S):       Global or Limited Global Resale Service

Grant of Authority                                                              Date of Action:   03/22/2000

Application  for authority to provide  service in accordance with the provisions of Section 63.18(e)(2) of the rules.

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ITC-214-20000209-00090                               EVANNET COMMUNICATION INC.

International Telecommunications Certificate

SERVICE(S):       Global or Limited Global Facilities-Based AND Resale Service

Grant of Authority                                                              Date of Action:   03/17/2000

Application for authority to operate as a facilities-based carrier in accordance with the  provisions of Section  63.18(e)(1) of the rules and also to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.

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ITC-214-20000214-00057                               VISCARD L.L.C.

International Telecommunications Certificate

SERVICE(S):       Global or Limited Global Resale Service

Grant of Authority                                                              Date of Action:   03/17/2000

Application  for authority to provide  service in accordance with the provisions of Section 63.18(e)(2) of the rules.

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ITC-214-20000215-00091                               Z.COM, CORPORATION

International Telecommunications Certificate

SERVICE(S):       Global or Limited Global Facilities-Based AND Resale Service

Grant of Authority                                                              Date of Action:   03/17/2000

Application for authority to operate as a facilities-based carrier in accordance with the  provisions of Section  63.18(e)(1) of the rules and also to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.

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ITC-214-20000222-00088                               RESEARCH ENGINEERS, INC. (d/b/a REI )

International Telecommunications Certificate

SERVICE(S):       Global or Limited Global Facilities-Based Service, Global or Limited Global Resale Service

OTHER COMPANIES:

Grant of Authority                                                              Date of Action:   03/22/2000

Application for authority to operate as a facilities-based carrier in accordance with the  provisions  of Section 63.18(e)(1) of the rules and also to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.
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


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ITC-214-20000222-00098                               S&T TELEPHONE COOPERATIVE ASSOCIATION, INC.

International Telecommunications Certificate

SERVICE(S):       Global or Limited Global Resale Service

Grant of Authority                                                              Date of Action:   03/22/2000

Application  for authority to provide  service in accordance with the provisions of Section 63.18(e)(2) of the rules.

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ITC-214-20000222-00099                               RAINBOW TELEPHONE COOPERATIVE ASSOCIATION, INC.

International Telecommunications Certificate

SERVICE(S):       Global or Limited Global Resale Service

Grant of Authority                                                              Date of Action:   03/22/2000

Application  for authority to provide  service in accordance with the provisions of Section 63.18(e)(2) of the rules.

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ITC-214-20000222-00100                               BLUE VALLEY TELEPHONE COMPANY

International Telecommunications Certificate

SERVICE(S):       Global or Limited Global Resale Service

Grant of Authority                                                              Date of Action:   03/22/2000

Application  for authority to provide  service in accordance with the provisions of Section 63.18(e)(2) of the rules.

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ITC-214-20000222-00104                               GOLDEN BELT TELEPHONE ASSOCIATION, INC.

International Telecommunications Certificate

SERVICE(S):       Global or Limited Global Resale Service

Grant of Authority                                                              Date of Action:   03/22/2000

Application  for authority to provide  service in accordance with the provisions of Section 63.18(e)(2) of the rules.

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ITC-214-20000222-00105                               PEOPLES TELECOMMUNICATIONS, INC.

International Telecommunications Certificate

SERVICE(S):       Global or Limited Global Resale Service

Grant of Authority                                                              Date of Action:   03/22/2000

Application for authority to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules

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ITC-214-20000222-00106                               THE TRI-COUNTY TELEPHONE ASSOCIATION, INC.

International Telecommunications Certificate

SERVICE(S):       Global or Limited Global Resale Service

Grant of Authority                                                              Date of Action:  03/22/2000

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

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ITC-214-20000222-00107                               SIESTA TELECOM, INC.

International Telecommunications Certificate

SERVICE(S):       Global or Limited Global Facilities-Based AND Resale Service

Grant of Authority                                                              Date of Action:   03/22/2000

Application for authority to operate as a facilities-based carrier in accordance with the  provisions of Section  63.18(e)(1) of the rules and also to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.

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ITC-214-20000222-00108                               LOCIN COMMUNICATIONS CORP. (d/b/a LCC )

International Telecommunications Certificate

SERVICE(S):       Global or Limited Global Facilities-Based AND Resale Service

Grant of Authority                                                              Date of Action:   03/22/2000

Application for authority to operate as a facilities-based carrier in accordance with the  provisions of Section  63.18(e)(1) of the rules and also to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.

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ITC-214-20000223-00110                               INTERLOOP, INC.

International Telecommunications Certificate

SERVICE(S):       Global or Limited Global Resale Service

Grant of Authority                                                              Date of Action:   03/22/2000

Application  for authority to provide  service in accordance with the provisions of Section 63.18(e)(2) of the rules.

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ITC-214-20000223-00111                               NEXTGEN TELEPHONE, INC.

International Telecommunications Certificate

SERVICE(S):       Global or Limited Global Facilities-Based AND Resale Service

Grant of Authority                                                              Date of Action:   03/22/2000

Application for authority to operate as a facilities-based carrier in accordance with the  provisions of  Section 63.18(e)(1) of the rules and also to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.

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ITC-214-20000223-00112                               RONAM INTERNATIONAL, INC.

International Telecommunications Certificate

SERVICE(S):       Global or Limited Global Resale Service

Grant of Authority                                                              Date of Action:   03/22/2000

Application  for authority to provide  service in accordance with the provisions of Section 63.18(e)(2) of the rules.

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ITC-214-20000224-00114                               ADVANCED REMOTE COMMUNICATIONS SOLUTIONS, INC.

International Telecommunications Certificate

SERVICE(S):       Global or Limited Global Resale Service

Grant of Authority                                                              Date of Action:   03/22/2000

Application  for authority to provide  service in accordance with the provisions of Section 63.18(e)(2) of the rules.
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                                  Page 5 of 10

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ITC-214-20000225-00113                               VOICE NET, LLC

International Telecommunications Certificate

SERVICE(S):       Global or Limited Global Facilities-Based AND Resale Service

Grant of Authority                                                              Date of Action:   03/22/2000

Application for authority to operate as a facilities-based carrier in accordance with the  provisions of Section  63.18(e)(1) of the rules and also to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.

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ITC-214-20000225-00116                               TDS LONG DISTANCE CORPORATION

International Telecommunications Certificate

SERVICE(S):       Global or Limited Global Resale Service

Grant of Authority                                                              Date of Action:   03/22/2000

Application  for authority to provide  service in accordance with the provisions of Section 63.18(e)(2) of the rules.

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ITC-214-20000228-00095                               KYTEL INTERNATIONAL, INC.

International Telecommunications Certificate

SERVICE(S):       Global or Limited Global Facilities-Based Service, Global or Limited Global Resale Service

Grant of Authority                                                              Date of Action:   03/22/2000

Application for authority to operate as a facilities-based carrier in accordance with the  provisions of  Section 63.18(e)(1) of the rules and also to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.

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ITC-214-20000228-00097                               MIH INFORMATION SERVICES, INC.

International Telecommunications Certificate

SERVICE(S):       Global or Limited Global Facilities-Based Service, Global or Limited Global Resale Service

Grant of Authority                                                              Date of Action:   03/22/2000

Application for authority to operate as a facilities-based carrier in accordance with the  provisions  of Section 63.18(e)(1) of the rules and also to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.

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ITC-ASG-20000210-00092                               MILLENNIUM OPTICAL NETWORKS, INC.

Assignment

Grant of Authority                                                              Date of Action:   03/17/2000

FROM:      MILLENNIUM OPTICAL NETWORKS, INC.
TO:        MILLENNIUM OPTICAL NETWORKS/NORTH AMERICA, INC.

Application for Consent to an Assignment of License of Millennium Optical Networks, Inc. to Millennium Optical
Networks/North America, Inc.

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ITC-ASG-20000216-00093                               TRANS GLOBAL COMMUNICATIONS, INC.

Assignment

Grant of Authority                                                              Date of Action:   03/17/2000


FROM:    TRANS GLOBAL COMMUNICATIONS, INC.
TO:      eGLOBE, INC.

Application for Consent to an Assignment of License of Trans Global Communications, Inc. to eGlobe, Inc.
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                                  Page 6 of 10


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ITC-T/C-20000224-00115                               THE FURST GROUP, INC.

Transfer of Control

Grant of Authority                                                              Date of Action:   03/22/2000


FROM:    THE FURST GROUP, INC.
TO:      FURST HOLDING, INC.

Application for Consent to Transfer Control of The Furst Group, Inc. to Furst Holding, Inc.

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    INFORMATIVE

    ITC-214-19971118-00718                           INTEROUTE TELECOMMUNICATIONS, INC.

    Interoute Telecommunications, LLC has merged into Interoute, Inc., by letter dated March 3, 2000.

    ITC-214-19990729-00490                           ATI OPERATING COMPANY

    Advanced Telecommunications, Inc., pursuant to Section 63.21(i) of the Commission's Rules, hereby notify the
    Commission that it is providing service through its subsidiary, by letter dated March 15, 2000.
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

CONDITIONS APPLICABLE TO INTERNATIONAL SECTION 214 AUTHORIZATIONS

(1) These  authorizations  are subject to the Exclusion  List for  International
Section 214 Authorizations, which identifies restrictions on providing service to particular countries or using particular facilities. The most recent Exclusion List is attached to this Public Notice. The list applies to all U.S. international carriers, including those that have previously received global or limited global Section 214 authority, whether by streamlined grant or specific written order. Carriers are advised that the attached Exclusion List is subject to amendment at any time pursuant to the procedures set forth in Streamlining the International Section 214 Authorization Process and Tariff Requirements, IB Docket No. 95-118, 11 FCC Rcd 12884 (1996), para. 18. A copy of the current Exclusion List will be maintained in the FCC Reference and Information Center and will be available at http://www.fcc.gov/ib/td/pf/exclusionlist.html. It also will be attached to each Public Notice that grants international Section 214 authority.

(2) The export of telecommunications services and related payments to countries that are subject to economic sanctions may be restricted. For information concerning current restrictions, call the Office of Foreign Assets Control, U.S. Department of the Treasury, (202) 622-2520.

(3) Carriers shall comply with the requirements of Section 63.11 of the Commission's rules, which requires notification by, and in certain circumstances prior approval for, U.S. carriers acquiring an affiliation with foreign carriers. A carrier that acquires an affiliation with a foreign carrier will be subject to possible reclassification as a dominant carrier on an affiliated route pursuant to the provisions of Section 63.10 of the rules.

(4) Carriers shall comply with the Commission's International Settlements Policy and associated filing requirements contained in Sections 43.51 and 64.1001 of the Commission's Rules, 47 C.F.R. ss.ss. 43.51, 64.1001. The Commission modified these requirements mosT recently in 1998 Biennial Regulatory Review - Reform of the International Settlements Policy and Associated Filing Requirements, IB Docket Nos. 98-148, 95-22, CC Docket No. 90-337 (Phase II), FCC 99-73 (rel. May 6, 1999). In addition, any carrier interconnecting private lines to the U.S. public switched network at its switch, including any switch in which the carrier obtains capacity either through lease or otherwise, shall file annually with the Chief, International Bureau, a certified statement containing, on a country-specific basis, the number and type (e.g., 64 kbps circuits) of private lines interconnected in such manner. The Commission will treat the country of origin information as confidential. Carriers need not file their contracts for interconnection unless the Commission specifically requests. Carriers shall file their annual report on February 1 (covering international private lines interconnected during the preceding January 1 to December 31 period) of each year. International private lines to countries for which the Commission has authorized the provision of switched basic services over private lines at any time during a particular reporting period are exempt from this requirement. See 47 C.F.R. ss. 43.51(d).

(5) Carriers authorized to provide private line service either on a facilities or resale basis are limited to the provision of such private line service only between the United States and those foreign points covered by their referenced applications for Section 214 authority. In addition, the carriers may not -- and their tariffs must state that their customers may not -- connect their private lines to the public switched network at either the U.S. or foreign end, or both, for the provision of international switched basic services, unless the Commission has authorized the provision of switched services over private lines to the particular country at the foreign end of the private line or the carrier is exchanging switched traffic with a foreign carrier that the Commission has determined lacks market power in the country at the foreign end of the private line. See 47 C.F.R. ss.ss. 63.16, 63.22(e), 63.23(d). A foreign carrier lacks market power for purposes of this rule if it does not appear on the Commission list of foreign carriers that do not qualify for the presumption that they lack market power in particular foreign points. This list is available at http://www.fcc.gov/Bureaus/International/Public_Notices/1999/da990809.txt. See
generally 1998 Biennial Regulatory Review - Reform of the International Settlements Policy and Associated Filing Requirements, IB Docket Nos. 98-148, 95-22, CC Docket No. 90-337 (Phase II), FCC 99-73 (rel. May 6, 1999), paras.
12-15, 102-109.

(6) The Commission has authorized the provision of switched basic services via facilities-based or resold private lines between the United States and the following foreign points: Sweden, Canada, New Zealand, the United Kingdom, Australia, The Netherlands, Luxembourg, Norway, Denmark, France, Germany, Belgium, Austria, Switzerland, Japan, Italy, Ireland, Hong Kong, Iceland, Spain, Finland, Israel, Singapore, Netherlands Antilles and Poland.

(7) Carriers may engage in "switched hubbing" to countries for which the Commission has not authorized the provision of switched basic services over private lines consistent with Section 63.17(b) of the rules.

(8) Carriers may provide U.S. inbound or outbound switched basic service via their authorized private lines extending between or among the United States, Sweden, New Zealand, the United Kingdom, Australia, The Netherlands, Luxembourg, Norway, Denmark, France, Germany, Belgium, Austria, Switzerland, Japan, Italy, Ireland, Hong Kong, Iceland, Spain, Finland, Israel, Singapore, Netherlands
Antilles and Poland, Iceland, Spain, Finland, Israel, Singapore, Netherlands Antilles and Poland.

(9) Carriers shall comply with the "No Special Concessions" rule, Section 63.14, 47 C.F.R.ss.63.14.

(10) Carriers shall file a tariff pursuant to Section 203 of the Communications Act of 1934, as amended, 47 U.S.C.ss.203, and Part 61 of the Commission's Rules, 47 C.F.R. Part 61, for their authorized services. See also 47 C.F.R.ss.20.15(d).

(11) Carriers shall file the annual reports of overseas telecommunications traffic required by Section 43.61(a). Carriers shall also file the quarterly reports required by Section 43.61 in the circumstances specified in paragraphs
(b) and (c) of that Section.

(12) Carriers shall file annual reports of circuit status and/or circuit additions in accordance with the requirements set forth in Rules for Filing of International Circuit Status Reports, CC Docket No. 93-157, Report and Order, 10 FCC Rcd 8605 (1995). See 47 C.F.R. ss.ss. 43.82, 63.23(e). These requirements apply to facilities-based carriers and private line resellers, respectively.

(13) Carriers should consult Section 63.19 of the rules when contemplating a discontinuance, reduction or impairment of service. Further, the grant of these applications shall not be construed to include authorization for the transmission of money in connection with the services the applicants have been given authority to provide. The transmission of money is not considered to be a common carrier service.

(14) If any carrier is reselling service obtained pursuant to a contract with another carrier, that contract or a contract summary shall be filed publicly by the underlying carrier in accordance with Section 203 of the Communications Act, 47 U.S.C. ss. 203, and Competition in the Interstate Interexchange Marketplace, 6 FCC Rcd 5880, 5902 (1991). In addition, the services obtained by contract shall be made generally available by the underlying carrier to similarly situated customers at the same terms, conditions and rates.

(15) To the extent that any of the above-listed applicants intends to provide international call-back services through the use of uncompleted call signaling, its authorization to resell international switched voice and/or data services to provide these services is expressly subject to the conditions listed in VIA USA Ltd., et al., 9 FCC Rcd 2288 (1994), on recon., 10 FCC Rcd 9540 (1995).

(16) To the extent the applicant is, or is affiliated with, an incumbent independent local exchange carrier, as those terms are defined in Section
64.1902 of the rules, it shall provide the authorized services in compliance with the requirements of Section 64.1903. See Regulatory Treatment of LEC Provision of Interexchange Services Originating in the LEC's Local Exchange Area and Policy and Rules Concerning the Interstate, Interexchange Marketplace, Second Report and Order in CC Docket No. 96-149 and Third Report and Order in CC Docket No. 96-61, 12 FCC Rcd 15756, recon., 12 FCC Rcd 8730 (1997), Order, 13
FCC Rcd 6427 (Com.  Car. Bur. 1998),  further recon.,  FCC 99-103 (rel. June 30,
1999).

(17) Except as otherwise ordered by the Commission, a carrier authorized here to provide facilities-based service that (i) is classified as dominant under
Section 63.10 of the rules for the provision of such service on a particular route and (ii) is affiliated with a carrier that collects settlement payments for terminating U.S. international switched traffic at the foreign end of that route may not provide facilities-based service on that route unless the current rates the affiliate charges U.S. international carrier to terminate traffic are at or below the Commission's relevant benchmark adopted in International Settlement Rates, IB Docket No. 96-261, Report and Order, 12 FCC Rcd 19806
(1997). See also Report and Order on Reconsideration and Order Lifting Stay in IB Docket No. 96-261, FCC 99-124 (rel. June 11, 1999). For the purposes of this rule, "affiliation" and "foreign carrier" are defined in Section 63.09.

Petitions for reconsideration under Section 1.106 or applications for review under Section 1.115 of the Commission's rules in regard to the grant of any of these applications may be filed within thirty days of this public notice (see
Section 1.4(b)(2)).

For additional information, please contact the FCC Reference and Information Center, Room CY-A257, 445 12th Street, SW, Washington, D.C. 20554, (202) 418-0270.

Exclusion List for International Section 214 Authorizations

-- Last Modified December 22, 1999 -

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


The following is a list of countries and facilities not covered by grant of global Section 214 authority under Section 63.18(e)(1) of the Commission's Rules, 47 C.F.R. ss. 63.18(e)(1). In addition, the facilities listed shall not be used by U.S. carriers authorized under Section 63.18 of the Commission's Rules unless the carrier's Section 214 authorization specifically lists the facility. Carriers desiring to serve countries or use facilities listed as excluded hereon shall file a separate Section 214 application pursuant to
Section  63.18(e)(4)  of the  Commission's  Rules.  See generally 47 C.F.R.  ss.
63.22.

Countries:

Cuba (Applications for service to Cuba shall comply with the separate filing requirements of the Commission's Public Notice Report No. I-6831, dated July 27, 1993, "FCC to Accept Applications for Service to Cuba.")

Facilities:

All non-U.S.-licensed satellite systems that are not on the Permitted Space Station List, maintained at http://www.fcc.gov/ib/srd/se/permitted.html. See International Bureau Public Notice, DA 99-2844 (rel. Dec. 17, 1999).

This list is subject to change by the Commission when the public interest requires. Before amending the list, the Commission will first issue a public notice giving affected parties the opportunity for comment and hearing on the proposed changes. The Commission may then release an order amending the exclusion list. This list also is subject to change upon issuance of an Executive Order. See Streamlining the Section 214 Authorization Process and Tariff Requirements, IB Docket No. 95-118, FCC 96-79, 11 FCC Rcd 12,884, released March 13, 1996 (61 Fed. Reg. 15,724, April 9, 1996). A current version of this list is maintained at

http://www.fcc.gov/ib/td/pf/telecomrules.html#exclusionlist.

For    additional    information,    contact    the    International    Bureau's
Telecommunications Division, Policy & Facilities Branch, (202) 418-1460.


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